INFONOW CORPORATION                 EXHIBIT 10.14

                             1990 STOCK OPTION PLAN

                  (AMENDED AND RESTATED AS OF JANUARY 23, 1998)


     1.   Purpose of the Plan.
          --------------------

          This stock option plan (the "Plan") is intended to encourage ownership of the stock of INFONOW CORPORATION, a Delaware corporation (the "Company"), by employees of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

     2.   Stock Subject to the Plan.
          --------------------------

          (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, $.001 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 2,200,000 shares, subject to adjustment as provided in Section 12 hereof.

          (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

          (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board").

     3.    Administration of the Plan.
           ---------------------------

          (a) The Plan shall be administered by the Board of Directors (the "Board") or by a committee composed solely of two or more directors ("Committee") each of whom is a Non-Employee Director. A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any stock options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that stock options that are intended to be incentive stock options will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board shall have the power to reprice and accelerate the vesting of stock

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


options. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of fair market value) shall be final and binding upon all participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

          (b) Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board, grants of options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.


     4.   Type of Options.
          ----------------

          Options granted pursuant to the Plan shall be authorized by action of the Board (or a committee designated by the Board) and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board on the date of such failure to continue to meet the requirements of Section 422 of the Code.

     5.   Eligibility.
          ------------

          Options designated as incentive stock options may be granted only to officers and key employees (including directors who are employees) of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to directors, officers and key employees of, and consultants to, the Company or of any of its subsidiaries.

          In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

          No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary (a "Ten-Percent Shareholder"), unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five (5) years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

     6.   Option Agreement.
          -----------------

          Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, including provisions for longer post- termination exercise periods, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in
Section 422 of the Code. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to an individual.

     7.   Option Price.
          -------------

          The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be the fair market value of Common Stock as determined by the Board. The option price or prices of shares of Common Stock for incentive stock options shall be the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If such shares

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


are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Asked" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If such shares are not then either listed on any such exchange or quoted on NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Asked" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

     8.   Manner of Payment: Manner of Exercise.
          --------------------------------------

          (a) Options granted under the Plan may provide for the payment of the exercise price in the manner set forth in the Option Agreement or as otherwise authorized by the Board, which shall be (i) delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) delivery of shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (iii) having the Company withhold whole shares of Common Stock issuable upon exercise of the stock option, as part or full payment for the exercise of a stock option, or (iv) any combination of (i), (ii) and
(iii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 7 hereof. Pyramiding of options is permitted in the sole discretion of the Board.

          (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty days (30) from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

          (c) With respect to any non-qualified option granted under the Plan, the Company's obligation to deliver shares upon the exercise of such option shall be subject to the option holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements. The Company and an employee optionee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy any such withholding requirements.

     9.   Exercise of Options.
          --------------------

          Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

          To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than 1,000 full shares of Common Stock.

     10.  Terms of Options: Exercisability.
          ---------------------------------

          (a)  Term.
               -----

               (1) Options granted under the Plan shall be for a term fixed by the Board at the time of grant; provided, however, that each incentive stock option granted to an employee other than a Ten-Percent Shareholder shall expire not more than ten (10) years from the date of the granting thereof, and shall be subject to earlier termination as herein provided.

               (2) Each incentive stock option granted to a Ten Percent Shareholder shall expire not more than five (5) years from the date of the granting thereof, and shall be subject to earlier termination as herein provided.

               (3) Except as provided in this Section 10, an option designated as an incentive stock option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on the last day of the month next following the month in which such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first. However, the Board, at its discretion, may grant or modify the terms of non-incentive options which by their terms expire at a later date.

               (4) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries.

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


               (5) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22 of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

               (6) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

          (b)  Exercisability.
               ---------------

               (1) Except as provided below, an option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

               (2) An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries because he or she has become permanently disabled, as defined above, shall be exercisable for the full number of shares covered by such option.

               (3) In the event of the death of any optionee, the option granted to such optionee may be exercised for the full number of shares covered thereby, whether or not under provisions of Section 9 hereof the optionee was entitled to do so at the date of his or her death, by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

     11.  Assignability.
          --------------

          The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him. Notwithstanding the preceding sentence, the Committee, in its sole discretion, may permit the assignment or transfer of a nonstatutory stock option and the exercise thereof by a person other than the optionee, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether

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


voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option. The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the optionee and shall be of no greater extent or term than if the transfer or assignment had not taken place.

     12.  Recapitalizations. Reorganizations and the Like.
          ------------------------------------------------

          In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

          In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 7 hereof. The Board shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than twenty-five percent (25%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of Common Stock outstanding.

          Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable. If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 425(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

          No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     13.  No Special Employment Rights.
          -----------------------------

          Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time.

     14.  Restrictions on Issue of Shares.
          --------------------------------

          (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of any option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

               (1) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable federal and state securities acts now in force or as hereafter amended; or

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


               (2) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable federal and state securities acts now in force or hereafter amended.

          (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

     15.  Purchase for Investment; Rights of Holder on Subsequent Registration.
          ---------------------------------------------------------------------

          Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact requires to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     16.  Loans.
          ------

          The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable federal and state laws and regulations regarding such loans must be met.

     17.  Modification of Outstanding Options.
          ------------------------------------

          The Board may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

     18.  Approval of Stockholders.
          -------------------------

          The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders meeting, or by written consent of all of the stockholders, within twelve (12) months after the adoption of the Plan by the Board and shall take effect as of the date of adoption by the Board upon such approval. The Board may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

     19.  Termination and Amendment of Plan.
          ----------------------------------

          Unless sooner terminated as herein provided, the Plan shall terminate on February 22, 2000, ten (10) years from the date upon which the Plan was duly adopted by the Board. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 19, the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 18, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option theretofore granted to him or her.

     20.  Reservation of Stock.
          ---------------------

          The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

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


     21.  Limitation of Rights in the Option Shares.
          ------------------------------------------

          An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

     22.  Notices.
          --------

          Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.


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